FIRST AMENDMENT TO
                 CNG NONEMPLOYEE DIRECTORS' FEE PLAN TRUST AGREEMENT


               This Agreement made this 1st day of October, 1996 by and

          between Connecticut Natural Gas Corporation of Hartford,

          Connecticut ("CNG") and Putnam Fiduciary Trust Company, a

          Massachusetts trust company having its principal office in

          Boston, Massachusetts ("Trustee");

                                W I T N E S S E T H :



               WHEREAS, by Agreement dated September 28, 1995, CNG and

          Fleet Bank, N.A. entered into the CNG Nonemployee Directors' Fee

          Plan Trust Agreement (the "Agreement"); and

               WHEREAS, CNG wishes to amend the Agreement in the

          particulars set forth below; and

               WHEREAS, Fleet Bank, N.A. has been removed as Trustee and

          Putnam Fiduciary Trust Company has been appointed successor

          Trustee and has accepted said position of trust; and

               WHEREAS, the right to amend the Agreement has been reserved in Paragraph 10.1 thereof;

               NOW, THEREFORE, CNG and the Trustee hereby agreed to amend the Agreement as follows:

               1.   The following new subparagraph (p) is added to

          Paragraph 5.2:

                    "(p)  The Trustee may invest in securities (including
               stock or rights to acquire stock) or obligations issued by CNG, including CNG Common Stock. All rights associated with assets of the Trust shall be exercised by the Trustee or the person designated by the Trustee, and shall in no event be exercisable by or rest with Plan Participants. CNG shall have the right at any time, and from time to time in its sole discretion, to substitute assets of equal fair market value for any asset held by the Trust. This right referred




               to in the preceding sentence is exercisable by CNG in a non-fiduciary capacity without the approval or consent of any person in a fiduciary capacity."

               2.   Except as hereinabove modified and amended, the

          Agreement shall remain in full force and effect.

               3.   This amendment is effective October 1, 1996.

               IN WITNESS WHEREOF, the parties hereto have caused this

          Amendment to be duly executed this ____ day of _______________,

          1996.


          ATTEST:                       CONNECTICUT NATURAL GAS CORPORATION


          ___________________________   By_________________________________
                                          Its


          ATTEST:                       PUTNAM FIDUCIARY TRUST COMPANY


          ___________________________   By_________________________________
                                          Its



          STATE OF CONNECTICUT     )
                                   :  ss.              1996
          COUNTY OF                )

               Personally appeared ____________________________________,
          ______________________ of Connecticut Natural Gas Corporation as aforesaid, signer of the foregoing instrument, and acknowledged the same to be ______ free act and deed as such _______________________ and the free act and deed of said corporation, before me.




                                        Commissioner of the Superior Court
                                        Notary Public
                                        My Commission Expires:






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          ________ OF ____________ )
                                   :  ss.              1996
          COUNTY OF                )

               Personally appeared ____________________________________,
          ______________________ of Putnam Fiduciary Trust Company, as aforesaid, signer of the foregoing instrument, and acknowledged the same to be ______ free act and deed as such _______________________ and the free act and deed of said corporation, before me.




                                        Commissioner of the Superior Court
                                        Notary Public
                                        My Commission Expires:





































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